Exhibit 99.3

INTERSECTIONS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(in thousands, except share and per share data)
	2013	2012	2013	2012

Revenue	$75,868	$86,232	$238,189	$263,397
Operating expenses:
Marketing	6,234	4,882	17,956	16,115
Commissions	18,722	22,224	58,917	69,620
Cost of revenue	26,657	27,043	80,984	79,394
General and administrative	20,960	19,342	62,164	57,337
Goodwill, intangible and long-lived asset impairment charges	1,327	-	1,327	-
Depreciation	2,454	2,530	6,740	7,472
Amortization	865	879	2,593	2,636
Total operating expenses	77,219	76,900	230,681	232,574

(Loss) income from operations	(1,351)	9,332	7,508	30,823
Interest expense	(15)	(58)	(179)	(314)
Other (expense) income, net	(18)	160	(708)	210
(Loss) income from continuing operations before income taxes	(1,384)	9,434	6,621	30,719
Income tax expense	(101)	(3,693)	(4,321)	(12,445)
(Loss) income from continuing operations	$(1,485)	$5,741	$2,300	$18,274
Loss from discontinued operations, net of tax	-	(79)	(9)	(184)
Net (loss) income attributable to Intersections, Inc.	$(1,485)	$5,662	$2,291	$18,090

Basic (loss) earnings per share:
(Loss) income from continuing operations	$(0.08)	$0.32	$0.13	$1.03
Loss from discontinued operations	0.00	0.00	0.00	_ (0.01)
Basic (loss) earnings per share	$(0.08)	$0.32	$0.13	$1.02
Diluted (loss) earnings per share:
(Loss) income from continuing operations	$(0.08)	$0.30	$0.12	$0.97
Loss from discontinued operations	0.00	0.00	0.00	_(0.01)
Diluted (loss) earnings per share	$(0.08)	$0.30	$0.12	$0.96

Cash dividends paid per common share	$0.20	$0.20	$0.60	$0.60

Weighted average common shares outstanding – basic	18,099	17,966	18,061	17,749
Weighted average common shares outstanding – diluted	18,099	19,054	18,848	18,859

INTERSECTIONS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2013	2012
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$20,516	$25,559
Accounts receivable, net	24,748	22,265
Prepaid expenses and other current assets	6,268	5,140
Income tax receivable	2,515	946
Deferred subscription solicitation costs	8,464	8,298
Total current assets	62,511	62,208
PROPERTY AND EQUIPMENT, net	13,991	17,316
DEFERRED TAX ASSET, net	101	3,014
LONG-TERM INVESTMENT	8,384	8,924
GOODWILL	43,235	43,235
INTANGIBLE ASSETS, net	4,884	7,527
OTHER ASSETS	1,445	4,129
TOTAL ASSETS	$134,551	$146,353

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$3,664	$3,889
Accrued expenses and other current liabilities	14,917	14,082
Accrued payroll and employee benefits	4,268	2,940
Capital leases, current portion	723	766
Commissions payable	507	665
Deferred revenue	4,264	6,025
Deferred tax liability, net, current portion	2,191	2,190
Total current liabilities	30,534	30,557
OBLIGATIONS UNDER CAPITAL LEASES, less current portion	869	1,464
OTHER LONG-TERM LIABILITIES	3,567	4,947
TOTAL LIABILITIES	$34,970	$36,968

STOCKHOLDERS' EQUITY:
Common stock	213	209
Additional paid-in capital	120,572	119,443
Treasury stock	(32,696)	(30,295)
Retained earnings	11,492	20,028
TOTAL STOCKHOLDERS’ EQUITY	99,581	109,385
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$134,551	$146,353

INTERSECTIONS INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)
	Nine Months Ended
	September 30,
	2013	2012
Net income	$2,291	$18,090
Adjustments to reconcile net income to cash flows provided by operating activities:
Depreciation	6,741	7,483
Amortization	2,643	2,656
Amortization of debt issuance cost	55	46
Provision for doubtful accounts	(15)	129
Share based compensation	4,798	5,583
Excess tax benefit upon vesting of restricted stock units and stock option exercises	(629)	(1,487)
Amortization of non-cash consideration exchanged for additional investment	(927)	(837)
Amortization of deferred subscription solicitation costs	14,539	19,251
Reduction to value of long-term investment	2,004	-
Goodwill, intangible and long-lived asset impairment charges	1,327	-
Foreign currency transaction losses (gains), net	-	(249)
Changes in assets and liabilities:
Accounts receivable	(2,469)	(1,407)
Prepaid expenses and other current assets	(1,127)	1,389
Income tax, net	(1,569)	(4,797)
Deferred subscription solicitation costs	(14,472)	(12,375)
Other assets	2,396	873
Accounts payable	(87)	1,505
Accrued expenses and other current liabilities	736	1,481
Accrued payroll and employee benefits	1,327	(1,600)
Commissions payable	(158)	(160)
Deferred revenue	(1,451)	(395)
Deferred income tax, net	3,541	3,791
Other long-term liabilities	(759)	(353)
Cash flows provided by operating activities	17,408	38,617
CASH FLOWS USED IN INVESTING ACTIVITIES:
Exercise of warrants in long-term investment	(1,464)	-
Purchase of additional interest in long-term investment	-	(2,250)
Proceeds from reimbursements for property and equipment	-	157
Acquisition of property and equipment	(3,456)	(4,280)
Cash flows used in investing activities	(4,920)	(6,373)
CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distribution on vesting of restricted stock units	(1,849)	-
Purchase of treasury stock	(2,401)	(282)
Cash dividends paid on common shares	(10,827)	(10,683)
Repayment under Credit Agreement	-	(20,000)
Excess tax benefit upon vesting of restricted stock units and stock option exercises	629	1,487
Capital lease payments	(637)	(1,164)
Cash proceeds from stock option exercises	212	1,038
Withholding tax payment on vesting of restricted stock units and stock option exercises	(2,658)	(3,416)
Cash flows used in financing activities	(17,531)	(33,020)
DECREASE IN CASH AND CASH EQUIVALENTS	(5,043)	(776)
CASH AND CASH EQUIVALENTS—Beginning of period	25,559	30,834
CASH AND CASH EQUIVALENTS—End of period	$20,516	$30,058

 INTERSECTIONS INC.
OTHER DATA
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Subscribers at beginning of period	3,787	4,668	4,489	4,945
New subscribers – indirect	19	197	78	527
New subscribers – direct	107	118	351	357
Cancelled subscribers within first 90 days of subscription	(39)	(58)	(139)	(196)
Cancelled subscribers after first 90 days of subscription	(232)	(305)	(1,018)	(1,013)
Reclassed subscribers****	-	-	(119)	-
Subscribers at end of period	3,642	4,620	3,642	4,620
Non-Subscriber customers	234	3,658	234	3,658
Total customers at end of period	3,876	8,278	3,876	8,278

Indirect subscribers	45.5%	51.8%	45.5%	51.8%
Direct subscribers	54.5	48.2%	54.5	48.2%
	100.0%	100.0%	100.0%	100.0%

*Cancellations within first 90 days of subscription	30.7%	18.4%	32.3%	22.2%
**Cancellations after first 90 days of subscription	25.5%	23.4%	25.5%	23.4%

***Overall retention	69.6%	73.1%	69.6%	73.1%

Percentage of revenue from indirect marketing
arrangements to total customer revenue	18.0%	18.9%	18.9%	17.8%

Percentage of revenue from direct marketing
arrangements to total customer revenue	82.0	81.1	81.1	82.2

Total customer revenue	100.0%	100.0%	100.0%	100.0%

* Percentage of cancellation within the first 90 days to subscriber additions for the period.

** Percentage of cancellations greater than 90 days to the number of subscribers at the beginning of the period plus new subscribers during the period less cancellations within the first 90 days on a rolling 12 month basis.

*** On a rolling 12 month basis by taking subscribers at the end of the period divided by the sum of the subscribers at the beginning of the period plus additions for the period.

**** During the three months ended March 31, 2013, we refined the criteria we use to calculate and report the “Other Data” depicted in the table above, resulting in approximately 119 thousand customers being reclassified out of our Subscriber count and into our Non-Subscriber Customers.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

Intersections Inc.
Reconciliation of Non-GAAP Financial Measures
(dollars in thousands, except for per subscriber information)

The table below includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures.  Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges is presented in a manner consistent with the way management evaluates operating results and which management believes is useful to investors and others.  Share related compensation includes non-cash share based compensation, as well as, dividend equivalent cash payments to restricted stock unit (“RSU”) holders and stock option holders.  An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below.  These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.  Management strongly encourages shareholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

(1) Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges represents consolidated income (loss) before income taxes plus share related compensation, non-cash goodwill, intangible and long-lived asset impairment charges, depreciation and amortization, interest income (expense) and other income (expense).  We believe that the consolidated adjusted EBITDA before share related compensation and non-cash impairment charges calculation provides useful information to investors because they are indicators of our operating performance.  Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry.  Our Board of Directors and management use consolidated adjusted EBITDA before share related compensation and non-cash impairment charges to evaluate the operating performance of the company and to make compensation and bonus determinations.

We provide this information to show the impact of share related compensation on our operating results, as it is excluded from our internal operating and budgeting plans and measurements of financial performance; however, we do consider the dilutive impact to our shareholders when awarding share related compensation and consider both the Black-Scholes value and GAAP value in connection therewith, and value such awards accordingly.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

We do not consider share related compensation charges when we evaluate the performance of our individual business groups or formulate our short and long-term operating plans.  Due to its nature, individual managers generally are unable to project the impact of share related compensation and accordingly we do not hold them accountable for the impact of equity award grants.  When we consider making share related compensation grants, we primarily take into account the need to attract and retain high quality employees, overall shareholder dilution and the Black-Scholes values of the equity grant to the recipient, rather than the potential accounting charges associated with such grants.  For comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes share related compensation in order to better understand the long-term performance of our core business and to compare our results to the results of our peer companies because of varying available valuation methodologies and the variety of award types that companies can use under GAAP.  Furthermore, the value of share related compensation is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control.  Accordingly, we believe that the presentation of consolidated adjusted EBITDA before share related compensation when read in conjunction with our reported GAAP results can provide useful supplemental information to our management, to investors and to our lenders regarding financial and business trends relating to our financial condition and results of operations.

Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges has limitations due to the fact it does not include all compensation related expenses.  For example, if we only paid cash based compensation as opposed to a portion in share related compensation, the cash compensation expense included in our general and administrative expenses would be higher.  We compensate for this limitation by providing information required by GAAP about outstanding share based awards in the footnotes to our financial statements in our SEC filings.  We believe equity based compensation is an important element of our compensation program and all forms of share related awards are valued and included as appropriate in our operating results.

The following table reconciles consolidated income (loss) before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges, as defined for the three and nine months ended September 30, 2012 and 2013.  In managing our business, we analyze our performance quarterly on a consolidated income (loss) before income tax basis.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

2012		2013
For the Three Months Ended		For the Three Months Ended
March 31	June 30	September 30	March 31	June 30	September 30
Reconciliation from consolidated income (loss) before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges
Consolidated income (loss) before income taxes	$10,593	$10,692	$9,434	$4,796	$3,209	$(1,384)
Non-cash share based compensation	1,841	1,947	1,795	1,519	1,639	1,640
Dividend equivalent payments to RSU holders and option holders	436	371	364	262	375	374
Goodwill, intangible and long-lived asset impairment charges	-	-	-	-	-	1,327
Depreciation	2,490	2,452	2,530	2,059	2,227	2,454
Amortization	878	879	879	864	864	865
Interest expense, net	138	118	58	76	88	15
Other (income) expense, net	(34)	(16)	___(160)	272	418	18
Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges (1)	$16,342	$16,443	$14,900	$9,848	$8,820	$5,309

	For the Nine Months Ended September 30,
	2012	2013
Reconciliation from consolidated income before income taxes to consolidated adjusted EBITDA before share related compensation and non-cash impairment charges
Consolidated income before income taxes	$30,719	$6,621
Non-cash share based compensation	5,583	4,798
Dividend equivalent payments to RSU holders and option holders	1,171	1,011
Goodwill, intangible and long-lived asset impairment charges	-	1,327
Depreciation	7,472	6,740
Amortization	2,636	2,593
Interest expense, net	314	179
Other (income) expense , net	(210)	708
Consolidated adjusted EBITDA before share related compensation and non-cash impairment charges(1)	$47,685	$23,977

For the reconciliation of certain non-GAAP measures visit our website at www.intersections.com.

Contact:

Intersections Inc.
Eric Miller
(703) 488-6100
intxinvestorrelations@intersections.com